EXHIBIT 10-mm

AMENDMENT NO. 1
TO
ANALYSTS INTERNATIONAL CORPORATION
RESTATED SPECIAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Analysts International Corporation (the “Company”) previously established the Restated Special Executive Retirement Plan (the “Plan”), originally effective as of June 21, 1984, which has been amended from time to time, and which was most recently restated generally effective January 1, 2005;  and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has designated certain additional officers as eligible to participate in the Plan, at varying participation rates, and desires to amend the Plan to reflect such changes in participation;

NOW, THEREFORE, the undersigned, acting pursuant to the provisions of Section 10(k) of the Plan hereby amends the Plan, effective as of September 1, 2007:

1.           Section 2 of the Plan is hereby amended in its entirety to read as follows:

“2.
Participants.  The Board of Directors of the Company shall, from time to time, select those key senior executives who shall participate in the Plan (hereinafter referred to as a “Participant”).  Exhibit A reflects those key senior executives who have been selected to participate, effective as of the date set forth therein.”

2.           Section 3(b) of the Plan is hereby amended in its entirety to read as follows;

“b.
Basic Employer Contributions.  The Company shall make a basic employer contribution to the Participant’s Company Contribution Account, which is a subaccount of the Participant’s Deferred Compensation Account.  Such basic employer contribution shall be determined according to the schedule set forth in Exhibit A.”

3.           Exhibit A to the Plan is hereby replaced with a new Exhibit A, which is attached hereto and incorporated herein by reference.  Such Exhibit A shall remain in full force and effect until further modified by the Compensation Committee of the Board of Directors of the Company.

4.           Except as herein amended or modified, all provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this amendment on this ____ day of December, 2007.

Analysts International

By:

Its:

:

EXHIBIT A
TO
ANALYSTS INTERNATIONAL CORPORATION
RESTATED SPECIAL EXECUTIVE RETIREMENT PLAN

15% Participation Rate:

Elmer N. Baldwin, effective November 1, 2007
John D. Bamberger, effective December 30, 2005
Colleen M. Davenport, December 30, 2005
David J. Steichen, effective December 30, 2005
Paulette M. Quist, effective December 30, 2005

5% Participation Rate:

Michael Gange, effective September 1, 2007
Elizabeth Trammel (Libby Gilmore), effective September 1, 2007
Michael Souders, effective September 1, 2007
Alan Wise, effective September 1, 2007
David Jenkins, effective September 1, 2007